SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 29, 1999

                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

 VIRGINIA                         1-12875                 54-1589139
(State of                       (Commission              (IRS Employer
incorporation)                  File Number)            Identification No.)

306 EAST MAIN STREET                                          23219
RICHMOND, VIRGINIA                                          (Zip Code)
(Address of principal
executive offices)

               Registrant's telephone number, including area code:
                                 (804) 643-1761


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                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index

Item 5.       Other Events

Item 7.       Financial Statements and Exhibits

              Financial Statements:

              None.

              Exhibits:

4.1 Promissory Note dated September 27, 1999 in the principal amount of $50,550,000 made payable by Cornerstone Realty Income Trust, Inc. to the order of The Prudential Insurance Company of America.

4.2 Promissory Note dated September 27, 1999 in the principal amount of $22,950,000 made payable by CRIT-NC, LLC to the order of The Prudential Insurance Company of America.

4.3 Mortgage and Security Agreement dated as of September 27, 1999 from Cornerstone Realty Income Trust, Inc., as borrower, to The Prudential Insurance Company of America, as lender, pertaining to the Hampton Pointe and Westchase properties.

4.4 Mortgage and Security Agreement dated as of September 27, 1999 from Cornerstone Realty Income Trust, Inc., as borrower, to The Prudential Insurance Company of America, as lender, pertaining to the Arbors at Windsor Lake property.

4.5 Deed of Trust and Security Agreement dated as of September 27, 1999 made by CRIT-NC, LLC, as borrower, for the benefit of The Prudential Insurance Company of America, as lender, pertaining to the Charleston Place and Stone Point properties.


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4.6           Deed of Trust and Security  Agreement  dated as of  September  27,
              1999 made by CRIT-NC, LLC, as borrower, for the benefit of The Prudential Insurance Company of America, as lender, pertaining to the St. Regis and Remington Place properties.

4.7 Deed To Secure Debt and Security Agreement by Cornerstone Realty Income Trust, Inc., as borrower, to The Prudential Insurance Company of America, as lender, pertaining to the Ashley Run, Stone Brook and Spring Lake properties.

4.8 Assignment of Leases and Rents dated as of September 27, 1999, by Cornerstone Realty Income Trust, Inc. to The Prudential Insurance Company of America (Charleston County, South Carolina).

4.9 Assignment of Leases and Rents dated as of September 27, 1999, by Cornerstone Realty Income Trust, Inc. to The Prudential Insurance Company of America (Richland County, South Carolina).

4.10 Assignment of Leases and Rents dated as of September 27, 1999, by CRIT-NC, LLC to The Prudential Insurance Company of America (Mecklenburg County, North Carolina).

4.11 Assignment of Leases and Rents dated as of September 27, 1999, by Cornerstone Realty Income Trust, Inc. to The Prudential Insurance Company of America (Clayton County, Georgia).

4.12 Assignment of Leases and Rents dated as of September 27, 1999, by Cornerstone Realty Income Trust, Inc. to The Prudential Insurance Company of America (Gwinnett County, Georgia).

4.13 Assignment of Leases and Rents dated as of September 27, 1999, by CRIT-NC, LLC to The Prudential Insurance Company of America (Wake County, North Carolina).

10.1 Environmental Indemnity Agreement dated as of September 27, 1999 by Cornerstone Realty Income Trust, Inc. in favor of The
              Prudential Insurance Company of America referring to the $50,550,000 Promissory Note.

10.2 Environmental Indemnity Agreement dated as of September 27, 1999 by CRIT-NC, LLC and Cornerstone Realty IncomeTrust, Inc. in favor of The Prudential Insurance Company of America referring to the $22,950,000 Note.


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10.3          Unconditional and Irrevocable  Guaranty of Payment and Performance
              (Recourse Carveouts) dated as of September 27, 1999 made by Cornerstone Realty Income Trust, Inc. in favor of The Prudential
              Insurance  Company  of  America   pertaining  to  the  $22,950,000
              Promissory Note.

10.4 Unconditional and Irrevocable Guaranty of Payment and Performance (Cross-Collateralization) dated as of September 27, 1999 made by Cornerstone Realty Income Trust, Inc. in favor of The Prudential Insurance Company of America pertaining to the $22,950,000 Promissory Note.

10.5 Unconditional and Irrevocable Guaranty of Payment and Performance (Cross-Collateralization) dated as of September 27, 1999 made by CRIT-NC, LLC in favor of The Prudential Insurance Company of America pertaining to the $50,550,000 Promissory Note.




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Item 5.       Other Events

         As stated in a press release dated October 4, 1999, Cornerstone Realty Income Trust, Inc. ("Cornerstone") borrowed $50,550,000 from The Prudential Insurance Company of America ("Lender") on September 29, 1999 ("Cornerstone Loan") and evidenced the Cornerstone Loan by executing a promissory note in that amount ("Cornerstone Note"). Our subsidiary, CRIT-NC, LLC (our "Subsidiary") also borrowed $22,950,000 from the Lender at the same time ("Subsidiary Loan") and evidenced the Subsidiary Loan by executing a promissory note in that amount ("Subsidiary Note" and, together with the Cornerstone Note, the "Notes").

         The Notes are each payable interest only at the rate of 7.29% per annum ("Note Rate") maturing on October 15, 2006 ("Maturity"). However, in the event that either the debt service coverage ratio for the entire Portfolio (as hereinafter defined) is less than 1.30 to 1.0, or we and our Subsidiary have not spent at least $2,400,000, in the aggregate, in the manner required by the Lender for the entire Portfolio for repairs, capital improvements and replacements before January 1, 2001 ("Repair Amount"), then effective on the first monthly payment which is due following either of such events, we will be obligated to make monthly payments on the Notes equal to their then outstanding principal balances multiplied by 8.705% based on a 25 year amortization (which shall continue until such time as the debt service coverage ratio for the entire Portfolio is equal to or greater than 1.80 to 1.0 or the Lender determines that we and our Subsidiary have spent the Repair Amount).

         The Notes each incur a 10% per annum daily charge ("Daily Charge") for late payments and, if not fully paid by the 14th day following its due date, a 4% late charge assessment ("Late Charge"). The Late Charge shall be payable in lieu of any Daily Charge that may have accrued. Upon an Event of Default (as hereinafter defined) or at Maturity, the Notes shall bear interest at the lesser of (i) the maximum rate allowed by law or (ii) the greater of (a) the Note Rate plus five percent (5%) or (b) five percent (5%) plus the prime rate for corporate loans at large United States Money Center Commercial Banks.

         The Notes may be prepaid after thirty (30) days written notice and payment of a prepayment premium ("Prepayment Premium") equal to the greater of
(a) one percent (1%) of the principal amount being prepaid multiplied by the quotient of the number of full months remaining until Maturity divided by the number of full months comprising the term of the Notes, or (b) based on the present value of the Notes which are determined by discounting at a stated treasury rate all scheduled payments remaining to Maturity attributable to the amount being prepaid. No Prepayment Premium shall be due if the Notes are prepaid during the last fourteen (14) days prior to Maturity. However, any prepayment on either of the Notes will require a proportionate prepayment of the other Note; that is, if 5% of either the Cornerstone Note or the Subsidiary Note is prepaid, 5% of the other note must also be prepaid.

         Although the Notes have limited recourse liability for certain matters, we and our Subsidiary do have liability for other matters (such as, for example, accrued or payable taxes and assessments, security deposits due tenants, insurance proceeds or condemnation awards not turned over to the Lender, and waste of the property comprising the Portfolio), and we and our Subsidiary also have full liability for indemnifications or in the event there is any breach or


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violation of the sale or encumbrance  prohibitions (the so-called due-on-sale or encumbrance provisions) of the Security Instruments (as hereinafter defined), fraud, material misrepresentation, or bankruptcy.

         Each of the apartment communities financed from the Cornerstone Loan, comprising three in Georgia (Ashley Run, Spring Lake and Stone Brook) and three in South Carolina (The Arbors at Windsor Lake, Hampton Pointe and Westchase), and the four apartment communities in North Carolina (Charleston Place, Remington Place, Stone Point and St. Regis) financed from the Subsidiary Loan (collectively, the "Portfolio"), are encumbered by either a Deed to Secure Debt, Mortgage or Deed of Trust (collectively, the "Security Instruments") and the Security Instruments secure the Notes. We and our Subsidiary are subject to various requirements under each Security Instrument. For instance, we must maintain adequate insurance on the Portfolio, there must be maintenance of certain records and reports, and there must be maintenance of the Portfolio in good order, repair and operating condition.

         In addition, each Security Instrument defines certain events of default ("Events of Default"). For each Security Instrument, Events of Default include any default under either of the Notes, any default under any Security Instrument, any default under any other loan documents (including the Environmental Indemnity Agreements, as hereinafter defined), any breach or default of certain representations, warranties and covenants, and any sale or encumbrance of the Portfolio or further assignment of leases and rents therein, without the prior consent of the Lender. In addition, we have guaranteed ("Guaranty") the Subsidiary's recourse obligations under the Subsidiary Note. A default under such Guaranty is likewise a default under the Cornerstone Note. The Notes and the Security Instruments are cross-collateralized and cross-defaulted.

         Upon any Event of Default, various remedies are available to the Lender. Those remedies include, for example (1) declaring the entire principal balance under the Notes, and all accrued and unpaid interest, to be due and payable immediately along with the Prepayment Premium; (2) taking possession of the Portfolio; and (3) collecting rental payments from tenants and/or foreclosing the lien of the Security Instruments and selling the Portfolio to satisfy unpaid amounts due under either of the Notes, the Security Instruments, the Environmental Indemnity Agreements or other loan documents. Each Security Instrument requires payment of any costs that may be incurred by the Lender and the trustee, if applicable, in exercising such remedies. There are also certain indemnifications (including the Environmental Indemnity Agreements) which survive the payoff of the Cornerstone Loan and the Subsidiary Loan.

         Both the Cornerstone Portfolio and the Subsidiary Portfolio are subject to separate Environmental Indemnity Agreements (collectively, the "Environmental Indemnity Agreements"). The indemnities protect the Lender for losses (broadly defined) in the event that any Hazardous Materials (also broadly defined), which includes, for example, asbestos, lead based paint and other toxic materials, are found in, on, or under any of the properties within the Portfolio.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cornerstone Realty Income Trust, Inc.

Date:  November 2, 1999                  By: /s/  Stanley J. Olander, Jr.
                                             ------------------------------
                                                  Stanley J. Olander, Jr.,
                                                  Chief Financial Officer
                                                  Cornerstone Realty Income
                                                   Trust, Inc.

                                Index to Exhibits

Exhibit No.    Exhibit
-----------    --------
   4.1         Promissory Note dated September 27, 1999 in the principal  amount of $50,550,000  made payable by Cornerstone  Realty Income Trust,
               Inc. to the order of The Prudential Insurance Company of America.

   4.2 Promissory Note dated September 27, 1999 in the principal amount of $22,950,000 made payable by CRIT-NC, LLC to the order of The Prudential Insurance Company of America.

   4.3 Mortgage and Security Agreement dated as of September 27, 1999 from Cornerstone Realty Income Trust, Inc., as borrower, to The Prudential Insurance Company of America, as lender, pertaining to the Hampton Pointe and Westchase properties.

   4.4 Mortgage and Security Agreement dated as of September 27, 1999 from Cornerstone Realty Income Trust, Inc., as borrower, to The Prudential Insurance Company of America, as lender, pertaining to the Arbors at Windsor Lake property.

   4.5 Deed of Trust and Security Agreement dated as of September 27, 1999 made by CRIT-NC, LLC, as borrower, for the benefit of The Prudential Insurance Company of America, as lender, pertaining to the Charleston Place and Stone Point properties.

   4.6 Deed of Trust and Security Agreement dated as of September 27, 1999 made by CRIT-NC, LLC, as borrower, for the benefit of The Prudential Insurance Company of America, as lender, pertaining to the St. Regis and Remington Place properties.

   4.7 Deed To Secure Debt and Security Agreement by Cornerstone Realty Income Trust, Inc., as borrower, to The Prudential Insurance Company of America, as lender, pertaining to the Ashley Run, Stone Brook and Spring Lake properties.

   4.8 Assignment of Leases and Rents dated as of September 27, 1999, by Cornerstone Realty Income Trust, Inc. to The Prudential Insurance Company of America (Charleston County, South Carolina).

   4.9 Assignment of Leases and Rents dated as of September 27, 1999, by Cornerstone Realty Income Trust, Inc. to The Prudential Insurance Company of America (Richland County, South Carolina).

   4.10 Assignment of Leases and Rents dated as of September 27, 1999, by CRIT-NC, LLC to The Prudential Insurance Company of America (Mecklenburg County, North Carolina).

   4.11 Assignment of Leases and Rents dated as of September 27, 1999, by Cornerstone Realty Income Trust, Inc. to The Prudential Insurance Company of America (Clayton County, Georgia).

   4.12 Assignment of Leases and Rents dated as of September 27, 1999, by Cornerstone Realty Income Trust, Inc. to The Prudential Insurance Company of America (Gwinnett County, Georgia).

   4.13 Assignment of Leases and Rents dated as of September 27, 1999, by CRIT-NC, LLC to The Prudential Insurance Company of America (Wake County, North Carolina).

   10.1 Environmental Indemnity Agreement dated as of September 27, 1999 by Cornerstone Realty Income Trust, Inc. in favor of The
               Prudential Insurance Company of America referring to the $50,550,000 Promissory Note.

   10.2 Environmental Indemnity Agreement dated as of September 27, 1999 by CRIT-NC, LLC and Cornerstone Realty Income Trust, Inc. in favor of The Prudential Insurance Company of America referring to the $22,950,000 Note.

   10.3 Unconditional and Irrevocable Guaranty of Payment and Performance (Recourse Carveouts) dated as of September 27, 1999 made by Cornerstone Realty Income Trust, Inc. in favor of The Prudential Insurance Company of America pertaining to the $22,950,000 Promissory Note.

   10.4 Unconditional and Irrevocable Guaranty of Payment and Performance (Cross-Collateralization) dated as of September 27, 1999 made by Cornerstone Realty Income Trust, Inc. in favor of The Prudential Insurance Company of America pertaining to the $22,950,000 Promissory Note.

   10.5 Unconditional and Irrevocable Guaranty of Payment and Performance (Cross-Collateralization) dated as of September 27, 1999 made by CRIT-NC, LLC in favor of The Prudential Insurance Company of America pertaining to the $50,550,000 Promissory Note.